Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Financial Officer of Service Bancorp, Inc. (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-QSB for the quarterly period ended March 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2003	/s/ DANA S. PHILBROOK
Dana S. Philbrook Chief Financial Officer